SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 11, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   1-6686                 13-1024020
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(State or Other Jurisdiction   (Commission File           (IRS Employer
      of Incorporation)             Number)             Identification No.)

 1271 Avenue of the Americas, New York, New York                  10020
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     (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 11, 2003, The Interpublic Group of Companies, Inc. (the "Company") issued a press release announcing its third quarter 2003 earnings, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to this exhibit. This press release is also being furnished pursuant to Item 12.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release of the Company, dated November 11, 2003.

Item 12. Results of Operations and Financial Condition.

         On November 11, 2003, the Company issued a press release announcing its third quarter 2003 earnings, a copy of which is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: November 12, 2003                 By:  /s/ Nicholas J. Camera
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                                             Nicholas J. Camera
                                             Senior Vice President,
                                             General Counsel and Secretary